SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 24, 2006 (March 24, 2006)

Commission File Number: 000-32987

Colony RIH Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4849060
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Resorts International Hotel and Casino, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4828297
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1133 Boardwalk
Atlantic City, NJ	08401
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:

(609) 344-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On March 24, 2006, Resorts International Hotel, Inc. (the “Company”) entered into an Employment Agreement with Francis X. McCarthy (the “McCarthy Employment Agreement”). A description of the material terms of the McCarthy Employment Agreement is included in Item 5.02 of this Current Report of Form 8-K and is incorporated by reference into this Item 1.01. In addition, the McCarthy Employment Agreement is included as Exhibit 10.60 to this Current Report on Form 8-K.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 24, 2006, Resorts International Hotel, Inc. (the “Company”) issued a press release announcing the appointment of Francis X. McCarthy as an Executive Vice President of Finance and Assistant General Manager of the Company. The press release is included as Exhibit 99.1 to this Current Report or Form 8-K. Mr. McCarthy, age 53, served as Executive Vice President of Corporate Finance and Chief Financial Officer of Trump Entertainment Resorts, Inc. from September 1998 to February 2006.

Pursuant to the McCarthy Employment Agreement, Mr. McCarthy will receive an annual base salary of at least $250,000. Mr. McCarthy will be eligible to participate in the Company’s bonus program and will receive an annual bonus of not less than $50,000. In the event of an initial public offering of the Company’s securities, Mr. McCarthy will be entitled to participate in compensatory grants of equity made in connection with such initial public offering on substantially the same basis as similarly situated executives of the Company.

In the event Mr. McCarthy’s employment is terminated by the Company other than for “Cause” (as defined in the McCarthy Employment Agreement), Mr. McCarthy will be entitled to receive a lump sum payment not to exceed twenty-four (24) months base salary but no less than twelve (12) months base salary. Mr. McCarthy will also be entitled to receive payment of a $50,000 minimum annual bonus.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Exhibit
10.60	Employment Agreement, dated March 24, 2006, between Resorts International Hotel, Inc. and Francis X. McCarthy

99.1	Press Release dated March 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLONY RIH HOLDINGS, INC.

Dated: March 24, 2006	/s/ Mark B. Lefever
Mark B. Lefever
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)

RESORTS INTERNATIONAL HOTEL
AND CASINO, INC.

Dated: March 24, 2006	/s/ Mark B. Lefever
Mark B. Lefever
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)